EXHIBIT 99.1



                             JOINT FILING AGREEMENT


     In accordance with Rule 16a-3(j) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of Forms 3, 4 and 5 and all amendments thereto with respect to the common stock, par value $.01 per share, of Performance Technologies, Inc. which may be deemed to be beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 28th day of January, 2008.




                                   QUAKER CAPITAL MANAGEMENT CORPORATION


                                   /s/ Mark G. Schoeppner
                                   -----------------------------------
                                   Name: Mark G. Schoeppner, President


                                   QUAKER CAPITAL PARTNERS I, L.P.

                                   By:  Quaker Premier, L.P., its general
                                        partner

                                        By:  Quaker Capital Management
                                             Corporation, its general partner


                                        By:  /s/ Mark G. Schoeppner
                                             -----------------------
                                             Mark G. Schoeppner
                                             President


                                   QUAKER PREMIER, L.P.

                                   By:  Quaker Capital Management
                                        Corporation, its general partner


                                        By:  /s/ Mark G. Schoeppner
                                             -----------------------
                                             Mark G. Schoeppner
                                             President


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                                   QUAKER CAPITAL PARTNERS II, L.P.

                                   By:  Quaker Premier II, L.P., its general
                                        partner

                                        By: Quaker Capital Management
                                            Corporation, its general partner


                                        By: /s/ Mark G. Schoeppner
                                            -----------------------
                                            Mark G. Schoeppner
                                            President


                                   QUAKER PREMIER II, L.P.

                                   By:  Quaker Capital Management
                                        Corporation, its general partner


                                        By: /s/ Mark G. Schoeppner
                                            -----------------------
                                            Mark G. Schoeppner
                                            President


                                   /s/ Mark G. Schoeppner
                                   -----------------------
                                   Mark G. Schoeppner